EXHIBIT 10.1


                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------

        This is to evidence the understandings and agreement between and among Easy Money of Kentucky, Inc., Easy Money Of Virginia, Inc., Easy Money Holding Corporation, David L. Greenberg, Tami Vangorder, Jerome Greenberg ("the Easy Money Defendants") and Sterling Financial Services Company, Inc. in the matter of Elaine S. Greene et al v. Easy Money of Kentucky, Inc. et al, Civil Action No. 99-269 (the "Easy Money Case") and the Easy Money operating subsidiaries listed on the signature page of this Memorandum of Understanding (the "Easy Money Operating Subsidiaries").

1. Settlement is being made between the plaintiffs and defendants in accordance with the attached summary letter from Walther, Roark, Gay & Todd, PLC and a Settlement Agreement to be entered into among the parties and to be approved by the Court.

2. The Easy Money Defendants will cooperate to effectuate the Settlement Agreement.

3.                a)  Contributions  to be  made  to the  settlement  by the
         respective  parties  are:  Sterling   Defendants  to  fund  the  entire
         settlement.

                  b) Repayment contribution by Easy Money shall be in the amount of $1,300,000. Pursuant thereto, Sterling Financial Services Company, Inc. will lend the Easy Money Group $1,300,000 under a 5 year secured note, with a 15 year amortization schedule, at 5% (the "Note"). The Note will be signed by all Easy Money Operating Subsidiaries (presently borrowers of Sterling Financial Services Company, Inc.) and secured by the stock of the Easy Money Operating Subsidiaries together with a collateral pledge of their accounts receivable (already pledged to Sterling Financial Services Company, Inc. under existing loan agreements).

4. The Note will be funded by Sterling Financial Services Company, Inc by advances upon the occurrence of the events necessary to fund payments to the plaintiff class in the Easy Money Case.

5. The Note will stand in an equal position, pari passu, to the Easy Money Shareholders' notes, in an aggregate amount of $1.5 million.

6. The Easy Money Shareholders will be permitted to distribute out seven (7) stores with an approximate customer receivable base of $600,000. The assets of said seven (7) stores shall be released from Sterling Financial Services Company, Inc.'s collateral pool and shall no longer serve as security for the existing obligations of Easy Money or any future obligations of Easy Money.

7. The distribution will reduce the shareholders debt in the companyy by $780,000 to $720,000. In addition the shareholders agree to give $210,000 in cash to Sterling Financial Services Company, Inc. to be applied to reduce the existing secured line of credit.

8. The shareholders will put forth their best efforts to sell the remaining stores at their highest value within 120 days. In the event that $900,000 is repaid to Sterling Financial Services Company, Inc. Pursuant to

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         the $1.3 million Note, within 120 days from the date
         hereof, Sterling Financial Services Company, Inc. shall accept such $900,000 in full satisfaction of the Note.

9. Upon the sale of any Easy Money subsidiary store before the expiration of the 120 day period commencing on the date hereof, the proceeds of said sale shall be allocated and used in the following manner:
         1)       35% to reduce the existing line of credit
         2)       65% shall be retained by the company

10. The minimum sales price for the sale of any Easy Money subsidiary store shall be no less than the face value of the assets, from such subsidiary store, which were assigned to Sterling Financial Services Company, Inc, as collateral security for the obligations of Easy Money Operating Subsidiaries.

11. Easy Money shall not incur any debt outside of ordinary course operating expenses without the express written consent of Sterling Financial Services Company, Inc.

12. If not done so earlier, 120 days from the date hereof undistributed proceeds of the sales of the Easy Money subsidiary stores shall be immediately distributed in accordance with Paragraph 13 of this agreement and all remaining receivables shall be immediately liquidated unless otherwise agreed to by the parties.

13. The proceeds on the sale of the stores will be allocated as follows:

                  First - The existing secured line of credit with Sterling Financial Services Company, Inc. will be extinguished.

                  Second - All other secured creditors and creditors personally guaranteed by the shareholders.

                  Third - All unsecured creditors. Easy Money will use its best efforts to reduce operational expenses and to negotiate settlements with existing creditors. Creditors will be paid at the expiration of the 120-day period, unless otherwise agreed to by Sterling Financial Services Company, Inc.

                  Fourth - 50/50 split between Sterling Financial Services Company, Inc. and the Shareholders, until Sterling Financial Services Company, Inc. receives the full amount due pursuant to the Note.

                  Fifth  -  All  excess   proceeds  to  be  distributed  to  the
         shareholders.

14. Sterling Financial Services Company, Inc. agrees, that so long as the Easy Money Defendants and Easy Money Operating Subsidiaries are in compliance with the terms of the Memorandum of Understanding, it will reduce the revolving interest rate set forth in paragraph 1.2 of the Loan, Security and Service Agreement, between Sterling Financial Services Company, Inc. and the Easy Money Operating Subsidiaries, dated December 12, 1996 and amended from time to time, to 5% per annum for a period of six months from the date of this Memorandum of Understanding, at which time the interest rate on the revolving loan will revert back to the interest rate set forth in paragraph 1.2.


15. All of the Easy Money Defendants, Easy Money Operating Subsidiaries and the Sterling Defendants, together with their respective parent and subsidiaries, related entities and each of their respective shareholders, officers, directors, employees, heirs, executors, administrators and their respective successors and assigns, mutually release and discharge each other and each others' parents, subsidiaries and related parties' shareholders, officers, directors, employees, heirs, executors, administrators and their respective successors and assigns from any and all actions, proceedings, causes of

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         action, suits,
         claims, including but not limited to tort, contract and other claims, defaults, alleged actions, liabilities, accountings, costs and expenses, in law or in equity, known and unknown , from the beginning of time through and including the date hereof arising or relating to any and all transactions and/or relationships by , between and among the Easy Money Defendants, the Sterling Defendants and the Easy Money Operating Subsidiaries.

         Notwithstanding the foregoing, the release contained in this paragraph s shall not:

         (1) relieve Easy Money from its pre-existing monetary obligations (i.e. Easy Money shall still be obligated to pay the approximately $1,200,000 that it presently owes Sterling Financial Services Company, Inc.)
         (2) have any effect on each respective party's obligations contained in this Memorandum of Understanding; or
         (3) relieve Easy Money from any liability to the Sterling Defendants, together with their parent, subsidiaries, related entities, shareholders, officers, directors employees, heirs or assigns, relating to or arising out of litigation involving or relating to the operations of the Easy Money Defendants or Easy Money Operating Subsidiaries.


                  EASY MONEY DEFENDANTS

                  By___________________________________

                  STERLING FINANCIAL SERVICES COMPANY, INC.

                  By___________________________________

                  Tami Vangorder

                  By___________________________________

                  David Greenberg

                  By___________________________________


                  Jerome Greenberg

                  By___________________________________


                  EASY MONEY OPERATING SUBSIDIARIES:


Easy Money Holding Corporation           by_________________________________

                                            David Greenberg - President

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Easy Money, Inc.                         By_________________________________

                                            David Greenberg - President

Easy Money of California, Inc.           By_________________________________

                                            David Greenberg - President

Easy Money of Colorado, Inc.             By_________________________________

                                            David Greenberg - President

Easy Money of Indiana, Inc.              By_________________________________

                                            David Greenberg - President

Easy Money of Kansas, Inc.               By_________________________________

                                            David Greenberg - President

Easy Money of Kentucky, Inc              By_________________________________

                                            David Greenberg - President

Easy Money of Louisiana, Inc.            By_________________________________

                                            David Greenberg - President

Easy Money of Maryland, Inc.             By_________________________________

                                            David Greenberg - President

Easy Money of Nevada, Inc.               By_________________________________

                                            David Greenberg - President

Easy Money of NM, Inc.                   By_________________________________

                                            David Greenberg - President

Easy Money of Tennessee, Inc.            By_________________________________

                                            David Greenberg - President

Easy Money of Utah, Inc.                 by_________________________________

                                            David Greenberg - President

Easy Money of Virginia, Inc.             by_________________________________

                                            David Greenberg - President

 Gulf Investment Group, Inc.             by_________________________________

                                            David Greenberg - President

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            Lone Star Endeavors, Inc.              by___________________________

                                                     David Greenberg - President

            Loan Alternative Corporation, The      by___________________________

                                                     David Greenberg - President

            Money Express Leasing, Inc.            by___________________________

                                                     David Greenberg - President

            Sunnybrook, Inc.                       by___________________________

                                                     David Greenberg - President

            Sunnybrook of Arizona, Inc.            by___________________________

                                                     David Greenberg - President



            Sunnybrook of MD, Inc.                 by___________________________

                                                     David Greenberg - President

            Sunnybrook of Mississippi, Inc.        by___________________________

                                                     David Greenberg - President



            Sunnybrook of Missouri, Inc.           by___________________________

                                                     David Greenberg - President

            Sunnybrook of North Florida, Inc.      by___________________________

                                                     David Greenberg - President

            Easy Money Auto Sales, Inc.            by___________________________

            As successor to Easy Money Title Loans, David Greenberg - President Inc.

            Easy Money Check Cashing, Inc.         by___________________________

                                                     David Greenberg - President

            EM Consumer Services, Inc.             by___________________________

                                                     David Greenberg - President

            EM Consumer Services of MD, Inc.       by___________________________

            Formerly Dollar Express, Inc.            David Greenberg - President

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            JHF Enterprises, Inc. d/b/a Easy Money by___________________________

                                                     David Greenberg - President

            JHF Enterprises, Inc. d/b/a Cash 2 U   by___________________________

                                                     David Greenberg - President

            Tidewater Services of Delaware, Inc.   by___________________________

                                                     David Greenberg - President

            Payday Check Cashing, Inc.             by___________________________

                                                     David Greenberg - President



 October 23, 2002

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